Weyerhaeuser Company		Exhibit 99.2
Q1.2018 Analyst Package
Preliminary results (unaudited)

Consolidated Statement of Operations

in millions	Q4	Q1
	December 31, 2017	March 31, 2018	March 31, 2017
Net sales	$1,823	$1,865	$1,693
Cost of products sold	1,316	1,348	1,272
Gross margin	507	517	421
Selling expenses	21	23	22
General and administrative expenses	72	78	87
Research and development expenses	2	2	4
Charges for integration and restructuring, closures and asset impairments	16	2	13
Charges (recoveries) for product remediation	50	(20)	—
Other operating costs (income), net	(130)	28	2
Operating income	476	404	293
Non-operating pension and other postretirement benefit (costs) credits	(16)	(24)	(22)
Interest income and other	10	12	9
Interest expense, net of capitalized interest	(96)	(93)	(99)
Earnings before income taxes	374	299	181
Income taxes	(103)	(30)	(24)
Net earnings	$271	$269	$157

Per Share Information

	Q4	Q1
	December 31, 2017	March 31, 2018	March 31, 2017
Earnings per share, basic and diluted	$0.36	$0.35	$0.21
Dividends paid per common share	$0.32	$0.32	$0.31
Weighted average shares outstanding (in thousands):
Basic	755,409	756,815	750,665
Diluted	758,463	759,462	754,747
Common shares outstanding at end of period (in thousands)	755,223	756,700	751,411

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)*

in millions	Q4	Q1
	December 31, 2017	March 31, 2018	March 31, 2017
Net earnings	$271	$269	$157
Non-operating pension and other postretirement benefit costs (credits)	16	24	22
Interest income and other	(10)	(12)	(9)
Interest expense, net of capitalized interest	96	93	99
Income taxes	103	30	24
Operating income	476	404	293
Depreciation, depletion and amortization	127	120	133
Basis of real estate sold	33	12	14
Unallocated pension service costs	1	—	2
Special items	(86)	8	12
Adjusted EBITDA*	$551	$544	$454

*Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs, and special items. Adjusted EBITDA excludes results from joint ventures. Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

Weyerhaeuser Company	Total Company Statistics
Q1.2018 Analyst Package
Preliminary results (unaudited)

Special Items Included in Net Earnings (Income Tax Affected)

in millions	Q4	Q1
	December 31, 2017	March 31, 2018	March 31, 2017
Net earnings	$271	$269	$157
Plum Creek merger and integration-related costs	12	—	10
Gain on sale of timberlands	(99)	—	—
Environmental remediation charges (recoveries)	(26)	21	—
Countervailing and antidumping duties charges (credits)(1)	(7)	—	—
Product remediation charges (recoveries)	31	(15)	—
Tax adjustments, including enactment of tax legislation	52	—	—
Net earnings before special items	$234	$275	$167

	Q4	Q1
	December 31, 2017	March 31, 2018	March 31, 2017
Net earnings per diluted share	$0.36	$0.35	$0.21
Plum Creek merger and integration-related costs	0.02	—	0.01
Gain on sale of timberlands	(0.14)	—	—
Environmental remediation charges (recoveries)	(0.03)	0.03	—
Countervailing and antidumping duties charges (credits)(1)	(0.01)	—	—
Product remediation charges (recoveries)	0.04	(0.02)	—
Tax adjustments, including enactment of tax legislation	0.07	—	—
Net earnings per diluted share before special items	$0.31	$0.36	$0.22
(1)As of first quarter 2018, countervailing and anti-dumping duties are no longer reported as a special item.

Selected Total Company Items

in millions	Q4	Q1
	December 31, 2017	March 31, 2018	March 31, 2017
Pension and postretirement costs:
Pension and postretirement service costs	$9	$10	$10
Non-operating pension and other postretirement benefit costs (credits)	16	24	22
Total company pension and postretirement costs	$25	$34	$32

Weyerhaeuser Company
Q1.2018 Analyst Package
Preliminary results (unaudited)
Consolidated Balance Sheet

in millions	December 31, 2017	March 31, 2018	March 31, 2017

ASSETS
Current assets:
Cash and cash equivalents	$824	$598	$455
Receivables, less allowances	396	481	472
Receivables for taxes	14	24	10
Inventories	383	445	386
Prepaid expenses and other current assets	98	118	142
Current restricted financial investments held by variable interest entities	—	253	—
Total current assets	1,715	1,919	1,465
Property and equipment, net	1,618	1,573	1,544
Construction in progress	225	275	230
Timber and timberlands at cost, less depletion	12,954	12,888	14,218
Minerals and mineral rights, less depletion	308	306	317
Goodwill	40	40	40
Deferred tax assets	268	244	287
Other assets	316	278	285
Restricted financial investments held by variable interest entities	615	362	615
Total assets	$18,059	$17,885	$19,001

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$62	$—	$343
Current debt (nonrecourse to the company) held by variable interest entities	209	209	—
Accounts payable	249	245	227
Accrued liabilities	645	457	452
Total current liabilities	1,165	911	1,022
Long-term debt	5,930	5,928	6,263
Long-term debt (nonrecourse to the company) held by variable interest entities	302	302	511
Deferred pension and other postretirement benefits	1,487	1,454	1,287
Deposit received from contribution of timberlands to related party	—	—	422
Other liabilities	276	299	281
Total liabilities	9,160	8,894	9,786
Total equity	8,899	8,991	9,215
Total liabilities and equity	$18,059	$17,885	$19,001

Weyerhaeuser Company
Q1.2018 Analyst Package
Preliminary results (unaudited)
Consolidated Statements of Cash Flows

in millions	Q4	Q1
	December 31, 2017	March 31, 2018	March 31, 2017
Cash flows from operations:
Net earnings	$271	$269	$157
Noncash charges (credits) to income:
Depreciation, depletion and amortization	127	120	133
Basis of real estate sold	33	12	14
Deferred income taxes, net	35	10	3
Pension and other postretirement benefits	25	34	32
Share-based compensation expense	11	9	10
Charges for impairments of assets	1	—	—
Net gain on sale of southern timberlands	(99)	—	—
Foreign exchange transaction (gains) losses	(1)	2	3
Change in:
Receivables, less allowances	78	(83)	(70)
Receivables and payables for taxes	66	5	(36)
Inventories	(43)	(66)	(28)
Prepaid expenses	(3)	(5)	(9)
Accounts payable and accrued liabilities	(78)	(173)	(137)
Pension and postretirement benefit contributions and payments	(19)	(16)	(22)
Other	(50)	18	(15)
Net cash from operations	$354	$136	$35

Cash flows from investing activities:
Purchases of property and equipment(1)	$(145)	$(61)	$(52)
Timberlands reforestation costs(1)	(15)	(20)	(23)
Proceeds from sale of nonstrategic assets	6	2	8
Proceeds from sale of southern timberlands	203	—	—
Proceeds from redemption of ownership in related party	108	—	—
Other	18	3	(1)
Cash from (used in) investing activities	$175	$(76)	$(68)

Cash flows from financing activities:
Cash dividends on common shares	$(242)	$(242)	$(233)
Payments of long-term debt	—	(62)	—
Proceeds from exercise of stock options	39	25	55
Other	1	(7)	(10)
Cash from (used in) financing activities	$(202)	$(286)	$(188)

Net change in cash and cash equivalents	$327	$(226)	$(221)
Cash and cash equivalents at beginning of period	497	824	676
Cash and cash equivalents at end of period	$824	$598	$455

Cash paid during the period for:
Interest, net of amount capitalized	$66	$105	$120
Income taxes	$40	$17	$59

(1) Purchases for property and equipment and Timberlands reforestation costs represent total Company cash spent for capital expenditures.

Weyerhaeuser Company		Timberlands Segment
Q1.2018 Analyst Package
Preliminary results (unaudited)
Segment Statement of Operations

in millions		Q4.2017	Q1.2018	Q1.2017
Sales to unaffiliated customers		$496	$505	$486
Intersegment sales		218	228	202
Total net sales		714	733	688
Cost of products sold		531	526	519
Gross margin		183	207	169
Selling expenses		1	1	1
General and administrative expenses		19	23	24
Research and development expenses		2	2	3
Other operating income, net		(104)	(8)	(7)
Operating income and Net contribution to earnings		$265	$189	$148

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q4.2017	Q1.2018	Q1.2017
Operating income		$265	$189	$148
Depreciation, depletion and amortization		86	79	94
Special items		(99)	—	—
Adjusted EBITDA*		$252	$268	$242
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

in millions		Q4.2017	Q1.2018	Q1.2017
Gain on sale of timberlands		$99	$—	$—

Selected Segment Items

in millions		Q4.2017	Q1.2018	Q1.2017
Total decrease (increase) in working capital(1)		$(15)	$(40)	$(18)
Cash spent for capital expenditures		$(36)	$(28)	$(30)
(1) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and log inventory for the Timberlands and Real Estate & ENR segments combined.

Segment Statistics(2)(3)

		Q4.2017	Q1.2018	Q1.2017
Third Party Net Sales (millions)	Delivered logs:
	West	$242	$266	$225
	South	165	157	148
	North	27	25	27
	Other	11	14	20
	Total delivered logs	445	462	420
	Stumpage and pay-as-cut timber	21	15	12
	Products from international operations	—	—	19
	Recreational and other lease revenue	14	14	14
	Other revenue	16	14	21
	Total	$496	$505	$486
Delivered Logs Third Party Sales Realizations (per ton)	West	$121.41	$131.59	$104.27
	South	$34.53	$34.83	$34.48
	North	$60.77	$60.79	$59.57
Delivered Logs Third Party Sales Volumes (tons, thousands)	West	1,992	2,019	2,157
	South	4,790	4,510	4,293
	North	439	404	454
	Other	232	317	510
Fee Harvest Volumes (tons, thousands)	West	2,544	2,443	2,657
	South	7,350	6,751	6,373
	North	635	549	622
	Other	—	—	371
(2) The Western region includes Washington and Oregon. The Southern region includes Virginia, North Carolina, South Carolina, Florida, Georgia, Alabama, Mississippi, Louisiana, Arkansas, Texas and Oklahoma. The Northern region includes West Virginia, Maine, New Hampshire, Vermont, Michigan, Wisconsin and Montana. Other includes our Canadian operations and managed Twin Creeks operations (our management agreement for the Twin Creeks Venture began in April 2016 and terminated in December 2017).

(3) Western logs are primarily transacted in MBF but are converted to ton equivalents for external reporting purposes.

Weyerhaeuser Company		Real Estate, Energy and Natural Resources Segment
Q1.2018 Analyst Package
Preliminary results (unaudited)

Segment Statement of Operations

in millions		Q4.2017	Q1.2018	Q1.2017
Net sales		$100	$51	$53
Cost of products sold		43	19	20
Gross margin		57	32	33
General and administrative expenses		6	7	7
Other operating costs (income), net		1	—	—
Operating income and net contribution to earnings		$50	$25	$26

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q4.2017	Q1.2018	Q1.2017
Operating income		$50	$25	$26
Depreciation, depletion and amortization		4	4	3
Basis of real estate sold		33	12	14
Adjusted EBITDA*		$87	$41	$43
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions		Q4.2017	Q1.2018	Q1.2017
Cash spent for capital expenditures		$—	$—	$—

Segment Statistics

		Q4.2017	Q1.2018	Q1.2017
Net Sales (millions)	Real Estate	$80	$34	$37
	Energy and Natural Resources	20	17	16
	Total	$100	$51	$53
Acres Sold	Real Estate	38,226	21,771	13,257
Price per Acre	Real Estate	$2,076	$1,539	$2,403

Weyerhaeuser Company		Wood Products Segment
Q1.2018 Analyst Package
Preliminary results (unaudited)

Segment Statement of Operations
in millions		Q4.2017	Q1.2018	Q1.2017
Net sales		$1,228	$1,309	$1,154
Cost of products sold		947	1,005	926
Gross margin		281	304	228
Selling expenses		20	21	21
General and administrative expenses		32	34	32
Research and development expenses		—	—	1
Charges for integration and restructuring, closures and asset impairments		2	2	1
Charges (recoveries) for product remediation		50	(20)	—
Other operating costs (income), net		(3)	(3)	1
Operating income and Net contribution to earnings		$180	$270	$172

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*
in millions		Q4.2017	Q1.2018	Q1.2017
Operating income		$180	$270	$172
Depreciation, depletion and amortization		37	36	35
Special items		41	(20)	—
Adjusted EBITDA*		$258	$286	$207
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.
Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)
in millions		Q4.2017	Q1.2018	Q1.2017
Countervailing and antidumping duties (charges) credits(1)		$9	$—	$—
Product remediation (charges) recoveries		(50)	20	—
Total		$(41)	$20	$—
(1)As of first quarter 2018, countervailing and anti-dumping duties are no longer reported as a special item.

Selected Segment Items

in millions		Q4.2017	Q1.2018	Q1.2017
Total decrease (increase) in working capital(1)		$(81)	$(226)	$(122)
Cash spent for capital expenditures		$(123)	$(52)	$(44)
(1) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and inventory for the Wood Products segment.

Segment Statistics
in millions, except for third party sales realizations		Q4.2017	Q1.2018	Q1.2017
Structural Lumber (volumes presented in board feet)	Third party net sales	$517	$569	$478
	Third party sales realizations	$466	$498	$413
	Third party sales volumes(2)	1,110	1,140	1,158
	Production volumes	1,118	1,160	1,152
Engineered Solid Section (volumes presented in cubic feet)	Third party net sales	$122	$129	$117
	Third party sales realizations	$2,076	$2,088	$1,881
	Third party sales volumes(2)	5.9	6.2	6.2
	Production volumes	5.8	6.3	6.3
Engineered I-joists (volumes presented in lineal feet)	Third party net sales	$85	$78	$73
	Third party sales realizations	$1,561	$1,585	$1,481
	Third party sales volumes(2)	54	49	49
	Production volumes	52	56	50
Oriented Strand Board (volumes presented in square feet 3/8")	Third party net sales	$233	$232	$203
	Third party sales realizations	$335	$314	$263
	Third party sales volumes(2)	697	739	769
	Production volumes	739	734	758
Softwood Plywood (volumes presented in square feet 3/8")	Third party net sales	$40	$50	$44
	Third party sales realizations	$417	$438	$377
	Third party sales volumes(2)	95	115	118
	Production volumes	86	97	97
Medium Density Fiberboard (volumes presented in square feet 3/4")	Third party net sales	$37	$43	$47
	Third party sales realizations	$829	$839	$795
	Third party sales volumes(2)	45	51	59
	Production volumes	50	50	56
(2) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company	Unallocated Items
Q1.2018 Analyst Package
Preliminary results (unaudited)

Unallocated items are gains or charges not related to or allocated to an individual operating segment. They include a portion of items such as share-based compensation expense, pension and postretirement costs, foreign exchange transaction gains and losses and the elimination of intersegment profit in inventory and LIFO.

Contribution to Earnings

in millions	Q4.2017	Q1.2018	Q1.2017
Unallocated corporate function and variable compensation expense	$(18)	$(18)	$(19)
Liability classified share-based compensation	(2)	—	(6)
Foreign exchange gains (losses)	1	(2)	(3)
Elimination of intersegment profit in inventory and LIFO	(14)	(21)	(6)
Charges for integration and restructuring, closures and asset impairments	(14)	—	(12)
Other	28	(39)	(7)
Operating income (loss)	(19)	(80)	(53)
Non-operating pension and other postretirement benefit (costs) credits	(16)	(24)	(22)
Interest income and other	10	12	9
Net contribution to earnings	$(25)	$(92)	$(66)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions	Q4.2017	Q1.2018	Q1.2017
Operating income (loss)	$(19)	$(80)	$(53)
Depreciation, depletion and amortization	—	1	1
Unallocated pension service costs	1	—	2
Special items	(28)	28	12
Adjusted EBITDA*	$(46)	$(51)	$(38)
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Unallocated Special Items Included in Net Contribution to Earnings (Pre-Tax)

in millions	Q4.2017	Q1.2018	Q1.2017
Plum Creek merger and integration-related costs	$(14)	$—	$(12)
Environmental remediation insurance (charges) recoveries	42	(28)	—
Total	$28	$(28)	$(12)

Unallocated Selected Items

in millions	Q4.2017	Q1.2018	Q1.2017
Cash spent for capital expenditures	$(1)	$(1)	$(1)